For internal use only. Not for distribution to the public. For internal use only. Not for distribution to the public. Sell Side Analyst Lunch and Investor Call Brandywine Global | Clarion Partners | ClearBridge Investments | EnTrustPermal | Martin Currie | QS Investors | RARE Infrastructure | Royce & Associates | Western Asset September 8, 2016 Joseph A. Sullivan Chairman and Chief Executive Officer Peter H. Nachtwey Chief Financial Officer

Page 1 Important Disclosures Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not statements of facts or guarantees of future performance, and are subject to risks, uncertainties and other factors that may cause actual results to differ materially from those discussed in the statements. For a discussion of these risks and uncertainties, please see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2016 and in the Company’s quarterly reports on Form 10-Q. Non-GAAP Financial Measures This presentation includes non-GAAP financial information. This non-GAAP information is in addition to, not a substitute for or superior to, measures of financial performance or liquidity determined in accordance with GAAP. The company undertakes no obligation to update the information contained in this presentation to reflect subsequently occurring events or circumstances.

Agenda • Strategy Overview • Strategic Capital Update • Non-GAAP Financial Measures • Tax Shield • Closing • Q&A Page 2

Strategy Overview

Remaking Legg Mason Page 4 Strategic Transactions 2013-2016 Three Priorites Strategic Transactions Description Year Permal MEP Management Equity Plan 2013 ClearBridge MEP Management Equity Plan 2014 LM Global Distribution Invested in Growth of LMGD 2015 ETF Team Hired Vanguard Team 2015 Royce MEP Management Equity Plan 2016 LMCM Combined w/ClearBridge 2013 Esemplia Closed/Wind Down 2013 PCM Divestiture 2013 LM Australian Equities Combined w/ Martin Currie 2014 LMIC Divestiture 2014 Fauchier Partners Acquisition - Bolt-on for Permal 2013 QS Investors Acquisition - Combination w/ LMGAA and Batterymarch 2014 Martin Currie Acquisition 2014 RARE Infrastructure Acquisition 2015 EZ-IRA Strategic Minority Investment 2015 PKIM Acquisition - Bolt-on for Martin Currie 2015 Precidian Strategic Minority Investment 2016 Clarion Partners Acquisition 2016 EnTrust Acquisition - Merge w/ Permal 2016 Financial Guard Acquisition 2016 Focus on Strengthening Core Capabilities Portfolio Rationalization Add Capabilities in High Growth Areas

Legg Mason's Strategic M&A: “Choice Through Diversification” Page 5 Asset Classes and Investment Strategies Investment Products and Vehicles Distribution and Client Access Needs Identified Multi-Asset Solutions International Equity Liquid Alternatives Alternative Solutions Illiquid Alternatives Specialized ETFs Strategic Distribution Initiatives Strategic Transactions “Client Choice” Key Drivers

Divested/Consolidated Affiliates Strategic Enhancements: “Choice Through Diversification” Page 6 1. EnTrust and Permal were combined to create EnTrustPermal 2. Minority investment (with an option to purchase a majority position) 3. Minority investment Remaining Legacy Affiliates The New Legg Mason 1 2 3 Strategic Transactions 1

Strategic Capital Update

Debt Levels and Cumulative Capital Deployment Page 8 Note: $ in millions 1 Consists of strategic transactions 2 FY17 dividend is F1Q17 dividend annualized 3 FY17 is estimated using F1Q17 repurchase of $123M and assuming $90M repurchased in the remaining quarters of the FY 1 2 3 Total capital returned to shareholders beginning in FY2011 to present, through buybacks and dividends, is over $3B and for the same time period we have made investments in our business of over $1.5B

Prioritizing Uses of Capital “Strong EBITDA Generation and Meaningful Tax Shield” Page 9 Capex, interest expense & taxes Investing to grow the business Dividend payments to shareholders Current share repurchase rate Approximate Annual Capital Required $180M $90M Opportunistic Up to $360M Current Annual Capital Utilization Note: Above represents approximate current utilization levels of capital, which are subject to changes based on current market conditions and other factors

163 150 140 125 117 111 107 104 97 88 $- $0.25 $0.50 $0.75 $1.00 75 100 125 150 175 Mar 10 Mar 11 Mar 12 Mar 13 Mar 14 Mar 15 Mar 16 Jun 16 EST Mar17 EST Mar18 An nu ali ze d Q ua rte rly Di vid en d (Pe r S ha re) Sh are s O uts tan din g ( M) Shares Outstanding Annualized Quarterly Dividend Industry Leading Shareholder Payout Ratio Page 10 1 Assumes quarterly repurchases of $90M at a price of $34.59 (price as of 8/31/16) and assumes 1.6M shares issued annually for employee stock awards Assumes continued share repurchases, until authorization is fully utilized in Jun181 • Shares outstanding have been reduced by 36% since March 2010 • Annualized quarterly dividends increased six fold since March 2010

Non-GAAP Financial Measures

New Non-GAAP Measures Page 12 Introducing new measures to enhance understanding of our financial performance. We believe these additional metrics will be useful to investors in evaluating our operating results Additional Non-GAAP Measures: • Adjusted EBITDA • Parent Operating Margin Usefulness: • Adjusted EBITDA1 provides additional information with regard to Legg Mason’s ability to meet working capital requirements, service debt principal, pay for capital expenditures and return capital to our shareholders • Parent Operating Margin provides a measure of the revenues that accrue to the benefit of the Parent from affiliates in support of Parent-level expenses Frequency: • Adjusted EBITDA will be disclosed quarterly in our earnings release materials and 10Q, and annually in our 10K • Parent Operating Margin will be disclosed at least annually in our investor relations materials 1 Legg Mason has previously disclosed Adjusted EBITDA (also referred to as “EBITDA, bank defined” in the past) that conformed to calculations required by our debt covenants, which adjusted for certain items that required cash settlement that are not part of the current definition

Adjusted EBITDA Trend Page 13 Notes: 1 Adjusted EBITDA (shown in blue) is a non-GAAP measure described more fully in the Appendix 2 Adjusted EBITDA excludes equity-based compensation expense including non-cash management equity plan (MEP) charges of $17.5M, $38.3M and $37.5M in Dec 15, Mar 16 and Jun 16, respectively 3 Adjusted EBITDA does not adjust for acquisition and transition-related costs and real estate adjustments of $51.3M and $41.5M in Mar 16 and Jun 16, respectively 2 3 3 2 2 1 $ in m ill io n s

Adjusted EBITDA Roll forward $79.8 $106.4 $51.3 $16.8 $41.5 $0.00 $20.00 $40.00 $60.00 $80.00 $100.00 $120.00 $140.00 $160.00 Mar 16 Qtr F4Q16 Items Net Change in Adjusted EBITDA F1Q17 Items Jun 16 Qtr Notes: • F4Q16 and F1Q17 items consist of acquisition and transition-related costs and real estate adjustments of $51.3M and $41.5M, respectively • Net change in Adjusted EBITDA due to the inclusion of Clarion and EnTrust, and higher average AUM, partially offset by higher commissions on increased sales and seasonal compensation factors Page 14 $ in M il li on s

GAAP Reconciliation, Adjusted EBITDA Page 15 ($ in millions) Dec 15 Qtr Mar 16 Qtr Jun 16 Qtr Cash provided by (used for) operating activities, GAAP 154.7$ 148.1$ (166.0)$ Plus (less): Interest expense, net of accretion and amortization of debt discounts and premiums 6.3 14.2 23.9 Current tax expense (benefit) (0.7) 10.1 (0.8) Net change in other assets and liabilities (10.0) (96.2) 261.0 Net income (loss) attributable to noncontrolling interest - 6.9 (11.9) Unrealized gains (losses) on investments 0.2 (1.4) (1.2) Net gains (losses) on consolidated investment vehicles (CIVs) (1.1) (0.4) 3.2 Other (0.5) (1.5) (1.8) Adjusted EBITDA 148.9$ 79.8$ 106.4$ Selected uses of Adjusted EBITDA: Debt service 6.3$ 14.2$ 23.9$ Taxes paid (net of refunds) (0.7) 10.1 (0.8) Dividends 21.9 21.8 21.9 Capital expenditures 10.1 10.4 12.0

Parent Operating Margin • Parent Operating Margin reflects the revenues that accrue to the benefit of the Parent from affiliates in support of Parent-level expenses • Excludes the revenues used by the affiliates to cover their operating expenses and bonus pools, as well as their noncontrolling interests • Legg Mason’s share is then reduced by Parent-level expenses for global distribution and other corporate functions Page 16

Calculation of Parent Operating Margin1 Page 17 1 See non-GAAP measure description and GAAP reconciliation in the Appendix 2 Mar 16 excludes $1.7M of acquisition and transition-related expense ($ in mill ions) Dec 15 Qtr Mar 16 Qtr Jun 16 Qtr GAAP Operating Margin: Operating Revenues 659.6$ 619.5$ 700.2$ Operating Expenses 900.2 585.6 626.6 Operating Income (Loss) (240.6) 33.9 73.6 GAAP Operating Margin -36.5% 5.5% 10.5% Parent Operating Margin: Operating Revenues, GAAP basis 659.6$ 619.5$ 700.2$ Plus (less): CIV Revenue Elimination 0.1 0.1 0.0 Pass-through performance fees - - (14.6) Distribution and Servicing Expense2 (132.9) (122.9) (124.6) Operating Revenues, as Adjusted1 526.8 496.7 561.0 Affiliate Expenses and Noncontrolling Interests (289.5) (275.5) (323.6) Parent Revenue 237.3$ 221.2$ 237.4$ Parent Expenses1 Global Distribution 84.6 88.4 90.1 Corporate 44.5 35.2 31.2 Parent Expenses 129.1$ 123.6$ 121.3$ Parent Operating Income 108.2$ 97.6$ 116.1$ Parent Operating Margin 45.6% 44.1% 48.9%

Parent Operating Margin Trend Page 18 • Parent Operating Margin is a non-GAAP measure described in the Appendix • Dec 15 excludes intangible impairment charge of $371M which, if included, would have resulted in a negative Parent Operating Margin • Mar 16 excludes acquisition and transition-related costs and Royce MEP charge which, in aggregate, would have decreased Parent Operating Margin by 26% • Jun 16 excludes acquisition and transition-related costs and Clarion MEP charge which, in aggregate, would have decreased Parent Operating Margin by 18%

Parent Operating Margin Demonstrates the Potential Leverage in Our Business Model Page 19 Note: Based on June 2016 quarter results and assumes an incremental 35% GAAP operating margin on the assumed revenue increase, of which approximately 40% is driven by retail business and subject to commissions, but no other incremental parent-level costs. Calculation is for illustrative purposes and is not meant to be predictive. Actual results will vary based on affiliate mix, sales channel, changes in expenses as well as other factors. An assumed decrease in revenues will result in a margin percentage decline of equal or greater impact. Parent Operating Margin is fundamentally different from, and not comparable to, GAAP Operating Margin and Operating Margin, as Adjusted. 1 See non-GAAP measure description of Parent Operating Margin and Operating Margin, as Adjusted in the Appendix Potential Impact of Increased Revenues on Margins 1 1

Tax Shield

Page 21 Significant Tax Benefit $3.5B of Future Income Sheltered $1.3 $0.5 $2.2 $0.9 $0 $1 $2 $3 $4 $5 Tax Shield Tax Benefit $ in B ill io ns NOL/FTC Purchased Goodwill and intangibles • Shield increased by approximately $850M as a result of tax amortizable intangibles acquired in the EnTrust and Clarion Partners transactions, providing $57M per annum of additional tax shield through FY32 $3.5B $1.4B FY17 Projected Tax Rates Projected Tax Benefit 31% 6% 0% 10% 20% 30% 40% 50% FY17 GAAP Tax Rate Cash Tax Rate • FY17 GAAP tax rate reflects exclusion of taxes attributable to noncontrolling interests

Illustration of a Higher Quality EBITDA Legg Mason Cash Tax Expense Versus a Full Taxpayer Page 22 1 Thompson Reuters consensus for LM’s FY’17 pre-tax income. This is illustrative only and does not endorse consensus estimate 2 Assumes US Federal tax rate of 35% and state/local tax rate of 5% Legg Mason Full Taxpayer Pre-tax Income1 $400 $400 Cash Tax Expense $24 $160 Additional amount available for LM to invest in business or return to shareholders $136 6% Cash Tax Expense 40% Cash Tax2 Expense ($ in millions)

0% 20% 40% 60% 80% 100% 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026& Beyond Purchased Goodwill and Intangibles NOL/FTC 17% 100% 83% 81% 73% 63% 7% 54% 39% 28% Cumulative Use of $1.4B Tax Benefit Hypothetical Example ≈ Page 23 Deferred Tax Asset Utilization (by Fiscal Year) • In this example, purchased goodwill and intangibles would not be fully utilized until after FY 2026 and net operating loss utilization would begin in FY 2019 Note: Assumes hypothetical equity returns of 6%, fixed income of 2%, alternatives of 6%, OGR of 2% and annual cost increases of 3% 2032

Closing

$3,584 $4,220 $2,253 $216 $371 $1,030 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Equity Market Cap Total Debt Cash Investment Securities Capitalized Tax Shield Implied Enterprise Value Enterprise Value to Projected Adjusted EBITDA 3 Page 25 2 1 Projected Adjusted EBITDA Projected Adjusted EBITDA September Quarter – midpoint of $150M to $160M range 4 $155.0 Annualized Projected Adjusted EBITDA $620.0 Annualized Projected Adjusted EBITDA Multiple 5 6.8x Peer Group Average EBITDA Multiple 9.2x Peer Group Top Quartile EBITDA Multiple 9.7x 1 103.6 million shares outstanding as of June 30, 2016 at the 8/31/16 stock price of $34.59 2 Excludes $275 million of working capital and regulatory cash needs 3 Assumes a 5% discount rate (see appendix) 4 Projected Adjusted EBITDA includes $12M to $18M in acquisition and transition-related costs 5 Implied Enterprise Value divided by Annualized Projected Adjusted EBITDA Note: Financial data as of 06/30/2016 unless otherwise noted

For internal use only. Not for distribution to the public. Products & Vehicles Distribution & Client Access Investment Capabilities A tapestry is not formed from a single thread. It is formed by combining many threads, uniquely and distinctly, into something greater than its parts. Providing Global Investors an Expanding Amount of Choice Page 26

Appendix

Appendix - Non-GAAP Adjusted EBITDA Page 28 We define Adjusted EBITDA1 as cash provided by operating activities plus (minus) (i) interest expense, net of accretion and amortization of debt discounts and premiums, (ii) current income tax expense (benefit), (iii) the net change in other assets and liabilities, (iv) net income (loss) attributable to noncontrolling interests, (v) unrealized gains (losses) on investments, (vi) net gains (losses) on CIVs, and (vii) other. The net change in other assets and liabilities adjustment aligns with the Consolidated Statements of Cash Flows. Adjusted EBITDA is not reduced by equity-based compensation expense, including Management Equity Plan (MEP) non-cash issuance-related charges. Most MEP units may be put to or called by Legg Mason for cash payment, although the terms of the MEP units do not require this to occur. We believe that this measure is useful to investors and Legg Mason as it provides additional information with regard to our ability to meet working capital requirements, service our debt, and return capital to our shareholders. This measure is provided in addition to Cash provided by operating activities and may not be comparable to non-GAAP performance measures or liquidity measures of other companies, including their measures of EBITDA or Adjusted EBITDA. Further, this measure is not to be confused with Net income, Cash provided by operating activities or other measures of earnings or cash flows under GAAP, and are provided as a supplement to, and not in replacement of, GAAP measures. 1 Legg Mason has previously disclosed Adjusted EBITDA (also referred to as “EBITDA, bank defined” in the past) that conformed to calculations required by our debt covenants, which adjusted for certain items that required cash settlement that are not part of the current definition.

Appendix – Non-GAAP Parent Operating Margin Page 29 Parent Operating Margin is a performance measure calculated by dividing “Parent Operating Income” by “Parent Revenue.” Parent Revenue is calculated from our Operating Revenues, adjusted to add back net investment advisory fees eliminated upon consolidation of investment vehicles, less Distribution and Servicing Expenses, which we use as an approximate measure of revenues that are passed through to third parties, and less affiliates’ operating expenses and noncontrolling interests, and adjusted for certain affiliate expenses, such as those that arise from acquisitions, related restructurings, MEP issuances and impairment charges. These adjustments include acquisition charges and transition/restructuring charges. We reduce revenues by certain operating expenses of our affiliates to represent the portion of revenues used by the affiliates to pay expenses and thus generating a measure of revenues that accrue to the parent company as profits from our affiliates. Parent Operating Income is calculated as Parent Revenue, less all corporate level expenses, also adjusted to exclude certain expenses such as those that arise from acquisitions, related restructurings, MEP issuances and impairment charges. Our corporate level (“Parent”) expenses consist of the expenses of our centralized distribution operations and other holding company functions. We believe that Parent Operating Margin is a useful assessment of our performance because it provides a measure of the revenues that accrue to the benefit of the parent from affiliates to support parent-level expenses. Legg Mason uses Parent Operating Margin as a measure of management’s effectiveness with the portion of revenues or profits it receives from affiliates. Our business model provides our affiliates the ability to operate with autonomy through revenue share and other arrangements. From time-to-time, Legg Mason may adjust its affiliate revenue share arrangements such that the affiliates incur more expenses, or retain more revenues than provided for by their revenue share arrangements. These adjustments appear in affiliate expenses. Non-revenue sharing affiliates are subject to a parent oversight budgeting process. Parent Operating Margin excludes items that have no net impact on Net Income (Loss) Attributable to Legg Mason, Inc. and indicates the operating margin of our Parent operations without the distribution revenues that are passed through to third parties as a direct cost of selling our products, the portion of revenues aligned to the operating expenses incurred by our advisory affiliates, and the impact of the consolidation of certain investment vehicles described above. This measure is not intended to indicate the margin of our business as a whole and is provided in addition to measures applicable to the entire business such as operating margin calculated under GAAP, but is not a substitute for calculations of margins under GAAP, Parent Operating Margin is not comparable to non-GAAP performance measures, including measures of adjusted margins of other companies, because Parent Operating Margin is fundamentally different from these measures because it excludes all expenses of our affiliates.

Appendix – Non-GAAP Operating Margin, as Adjusted Page 30 We calculate “Operating Margin, as Adjusted,” by dividing (i) Operating Income (Loss), adjusted to exclude the impact on compensation expense of gains or losses on investments made to fund deferred compensation plans, the impact on compensation expense of gains or losses on seed capital investments by our affiliates under revenue sharing agreements, amortization related to intangible assets, income (loss) of consolidated investment vehicles, the impact of fair value adjustments of contingent consideration liabilities, if any, and impairment charges by (ii) our operating revenues, adjusted to add back net investment advisory fees eliminated upon consolidation of investment vehicles, less distribution and servicing expenses which we use as an approximate measure of revenues that are passed through to third parties, and less performance fees that are passed through as compensation expenses or net income (loss) attributable to non-controlling interests, which we refer to as “Operating Revenues, as Adjusted”. The compensation items are removed from Operating Income (Loss) in the calculation because they are offset by an equal amount in Other non-operating income (expense), and thus have no impact on Net Income (Loss) Attributable to Legg Mason, Inc. We adjust for the impact of amortization of management contract assets and the impact of fair value adjustments of contingent consideration liabilities, if any, which arise from acquisitions to reflect the fact that these items distort comparison of our operating results with results of other asset management firms that have not engaged in significant acquisitions. Impairment charges and income (loss) of consolidated investment vehicles are removed from Operating Income (Loss) in the calculation because these items are not reflective of our core asset management operations. We use Operating Revenues, as Adjusted in the calculation to show the operating margin without distribution and servicing expenses, which we use to approximate our distribution revenues that are passed through to third parties as a direct cost of selling our products, although distribution and servicing expenses may include commissions paid in connection with the launching of closed-end funds for which there is no corresponding revenue in the period. We also use Operating Revenues, as Adjusted in the calculation to show the operating margin without performance fees, which are passed through as compensation expense or net income (loss) attributable to non-controlling interests per the terms of certain more recent acquisitions. Operating Revenues, as Adjusted, also include our advisory revenues we receive from consolidated investment vehicles that are eliminated in consolidation under GAAP. We believe that Operating Margin, as Adjusted, is a useful measure of our performance because it provides a measure of our core business activities. It excludes items that have no impact on Net Income (Loss) Attributable to Legg Mason, Inc. and indicates what our operating margin would have been without the distribution revenues that are passed through to third parties as a direct cost of selling our products, performance fees that are passed through as compensation expense or net income (loss) attributable to non- controlling interests per the terms of certain more recent acquisitions, amortization related to intangible assets, changes in the fair value of contingent consideration liabilities, if any, impairment charges, and the impact of the consolidation of certain investment vehicles described above. The consolidation of these investment vehicles does not have an impact on Net Income (Loss) Attributable to Legg Mason, Inc. This measure is provided in addition to our operating margin calculated under GAAP, but is not a substitute for calculations of margins under GAAP and may not be comparable to non-GAAP performance measures, including measures of adjusted margins of other companies.

Appendix - GAAP Reconciliation, Parent Expenses Page 31

Appendix - Comparison of Margins Page 32 • Pass through expenses include distribution and servicing expenses and Clarion performance fees completely offset in compensation • Acquisition and transition-related costs include costs related to acquisitions, MEPs, and restructuring charges • Other includes net gains (losses) on deferred compensation and seed investments, amortization of intangible assets, and contingent consideration fair value adjustments • Parent Operating Margin is fundamentally different from, and not comparable to, GAAP Operating Margin and Operating Margin, as Adjusted. See non-GAAP measure description of Parent Operating Margin and Operating Margin, as Adjusted in this Appendix ($ in Millions) Operating Revenues, GAAP basis 700.2$ 700.2$ 700.2$ Less: Pass through expenses - (139.2) (139.2) Affiliate operating expenses - - (316.3) Noncontrolling interests - - (7.9) Applicable Revenues 700.2$ 561.0$ 236.8$ Operating expenses, GAAP Basis Parent expenses 121.5 121.5 121.5 Affiliate operating expenses 316.3 316.3 - Acquisition and transition-related 59.7 59.7 - Pass through expenses 139.2 - - Other (10.1) - - Applicable Expenses 626.6$ 497.5$ 121.5$ Operating Income 73.6$ 63.5$ 115.3$ Operating Margin 10.5% 11.3% 48.7% GAAP Operating Margin Operating Margin, As Adjusted Parent Operating Margin Jun 16 Qtr

Appendix - Tax Shield Discount Rate Revenue / Gross income Page 33 • The discount rate for valuing tax attributes is between the pre-tax cost of subordinated debt and the cost of equity ‒ Risks of realizing cash tax benefits is most similar to a hypothetical tranche of debt subordinated to junior debt in the capital structure ‒ Average maturity of the tax shield should equate to the average maturity of the junior subordinated note (average life of LM’s tax shield is 6 years) • Implied discount rate for LM’s tax shield ‒ 6 year senior note 3.4% ‒ Spread to junior subordinated note 1.0% ‒ Spread for second tier subordinated debt 0.5% Total 4.9% Rounded 5.0% Low r risk Higher risk Operating expense deductions Senior interest expense deductions Subordinated interest Expense deductions Marginal tax deduction Equity cash flow